UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2016

Landmark Infrastructure Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36735	61-1742322
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

2141 Rosecrans Avenue, Suite 2100

El Segundo, CA 90245

(Address of principal executive office) (Zip Code)

(310) 598-3173

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 16, 2016, certain subsidiaries of Landmark Infrastructure Partners LP (the “Partnership”) entered into an indenture, dated as of June 16, 2016 (the “Base Indenture”), by and among LMRK Issuer Co. LLC (“LMRK Issuer), LD Acquisition Company 8 LLC (“LDAC 8”), LD Acquisition Company 9 LLC (“LDAC 9”) and LD Acquisition Company 10 LLC (“LDAC 10” and, together with LDAC 8 and LDAC 9, the “LMRK Asset Entities” and, together with LMRK Issuer, the “Obligors”) with Deutsche Bank Trust Company Americas, as indenture trustee (the “Indenture Trustee”), and a related series supplement. The description of the Indenture set forth in Item 2.03 of this Report is incorporated herein by reference.

Management Services Agreement

In connection with the issuance and sale of the Notes, the Obligors entered into a management agreement, dated as of June 16, 2016 (the “Management Agreement”), with Landmark Infrastructure Partners GP LLC, as manager (“LMRK Manager”). LMRK Manager is the general partner of the Partnership. Pursuant to the Management Agreement, LMRK Manager will perform, on behalf of the LMRK Asset Entities, those functions reasonably necessary to maintain, manage and administer the Tenant Site Assets.

Cash Management Agreement

In connection with the issuance and sale of the Notes, the Obligors, Deutsche Bank Trust Company Americas, as Indenture Trustee and as Securities Intermediary, and LMRK Manager entered into a cash management agreement, dated as of June 16, 2016 (the “Cash Management Agreement”). Pursuant to the Cash Management Agreement, the Indenture Trustee will administer the reserve funds in the manner set forth in the Indenture.

The above summary of the Management Agreement and the Cash Management Agreement is qualified in its entirety by reference to the complete terms and provisions of the Management Agreement and the Cash Management Agreement filed herewith as Exhibit 10.1 and 10.3, respectively.

Item 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On June 16, 2016, LMRK Issuer issued $116,600,000 aggregate principal amount of Secured Tenant Site Contract Revenue Notes, Series 2016-1 (the “Notes”), pursuant to the Base Indenture and an indenture supplement thereto, dated as of June 16, 2016 (the “Indenture Supplement” and, the Base Indenture as amended, supplemented or otherwise modified by the Indenture Supplement, the “Indenture”), by and among the Obligors and the Indenture Trustee. Each Obligor is an indirect, wholly owned special purpose subsidiary of the Partnership. The Notes are guaranteed by LMRK Guarantor Co. LLC (the “Guarantor”), an indirect, wholly owned subsidiary of the Partnership and the direct parent of LMRK Issuer. The Guarantor’s only material asset is its equity interest in LMRK Issuer. The Notes are obligations solely of the Obligors and Guarantor and are not guaranteed by the Partnership or any affiliate of the Partnership other than the Guarantor.

The Notes were issued in two separate classes as indicated in the table below. The Class B Notes are subordinated in right of payment to the Class A Notes. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Indenture.  Certain terms of the Notes are indicated in the table below.

Class	Initial Principal Balance	Note Rate	Anticipated Repayment Date	Rated Final Payment Date	Ratings (Fitch/KBRA)
Class A	$91,500,000	3.52%	June 15, 2021	June 15, 2046	A-sf/A(sf)

Class B	$25,100,000	7.02%	June 15, 2021	June 15, 2046	BB-sf/BB(sf)

In connection with the issuance of the Notes, the Guarantor and the Obligors were formed as, or converted into, special purpose entities that are prohibited from owning any assets other than, in the case of the Guarantor, its equity interest in LMRK Issuer, in the case of LMRK Issuer, its equity interest in the LMRK Asset Entities and, in the case of the LMRK Asset Entities, their rights in respect of certain Tenant Sites (the “Tenant Site Assets”) or from incurring any debt other than as contemplated by the Indenture. Under the Indenture, the Obligors will be permitted to issue new and additional notes under certain circumstances, including so long as the debt service coverage ratio of LMRK Issuer is at least 2.0 to 1.0. As of May 1, 2016, the LMRK Asset Entities held 491 Tenant Site Assets in the United States.

The Notes are secured by (1) mortgages and deeds of trust on substantially all of the Tenant Site Assets and their operating cash flows, (2) a security interest in substantially all of the personal property of the Obligors, and (3) the rights of the Obligors under a Management Agreement. LMRK Issuer’s equity interests in each of the LMRK Asset Entities and the Guarantor’s equity interest in the LMRK Issuer has been pledged to secure repayment of the Notes.

Amounts due under the Notes will be paid solely from the cash flows generated from the operation of the Tenant Site Assets. LMRK Issuer is required to make monthly payments of interest on the Notes, commencing in July 2016. On each payment date, commencing with the payment date occurring in July 2016 and prior to the anticipated repayment date, available funds will be used to repay the Class A Notes in an amount sufficient to pay the Class A Monthly Amortization Amount for the Notes on such payment date.  No other payments of principal will be required to be made prior to the monthly payment date in June 2021, which is the anticipated repayment date for the Notes. However, if the DSCR, or debt service coverage ratio, generally calculated as the ratio of annualized net cash flow (as defined in the Indenture) to the amount of interest, servicing fees and trustee fees that LMRK Issuer will be required to pay over the succeeding twelve Payment Dates, is 1.30 to 1.0 or less for one calendar month (the “Cash Trap DSCR”), then all cash flow in excess of amounts required to make debt service payments, to fund required reserves, to pay management fees and budgeted operating expenses and to make certain other payments required under the Indenture, referred to as Excess Cash Flow, will be deposited into a reserve account instead of being released to LMRK Issuer. The funds in the reserve account will not be released to LMRK Issuer unless and until the debt service coverage ratio exceeds the Cash Trap DSCR for two consecutive calendar months. Additionally, an “amortization period” commences if, as of the end of any calendar month, the debt service coverage ratio falls below 1.15 to 1.0 (the “Minimum DSCR”) and will continue to exist until the debt service coverage ratio exceeds the Minimum DSCR for two consecutive calendar months. During an amortization period, excess cash flow is applied to repay the Notes.

The Notes may be prepaid in whole or in part at any time, provided such payment is accompanied by the applicable prepayment consideration. Except in certain limited circumstances described in the Indenture, prepayments (other than scheduled amortization payments) made more than twelve (12) months prior to the anticipated repayment date of the Notes are required to be accompanied by the applicable prepayment consideration.

The Indenture includes covenants customary for notes issued in rated securitizations. Among other things, the Obligors are prohibited from incurring other indebtedness for borrowed money or further encumbering their assets. The organizational documents of the Guarantor and the Obligors were amended to contain provisions consistent with rating agency securitization criteria for special purpose entities, including the requirement that they maintain independent directors.

Security Agreement

In connection with the issuance and sale of the Notes, the Guarantor entered in a guaranty and security agreement, dated as of June 16, 2016 (the “Security Agreement”).  Pursuant to the Security Agreement, the Guarantor guarantees the repayment of the Notes and other payment obligations of the Obligors in connection with the transaction and pledges the equity interests it holds in LMRK Issuer as security for those payments.

Servicing Agreement

In connection with the issuance and sale of the Notes, Midland Loan Services, a division of PNC Bank, National Association, as servicer (“Servicer”), and the Indenture Trustee entered into a servicing agreement, dated as of June 16, 2016 (the “Servicing Agreement”). Pursuant to the Servicing Agreement, the Servicer will administer and oversee the performance by the Obligors and LMRK Manager of their respective obligations under the Transaction Documents.

The above summary of the Indenture, Indenture Supplement, Security Agreement and Servicing Agreement is qualified in its entirety by reference to the complete terms and provisions of the Indenture, Indenture Supplement, Security Agreement and Servicing Agreement filed herewith as Exhibit 4.1, 4.2, 10.2 and 10.4, respectively.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit
Number	Description

4.1

Indenture, dated as of June 16, 2016, by and among Deutsche Bank Trust Company Americas, as Indenture Trustee, and LMRK Issuer Co. LLC, LD Acquisition Company 8 LLC, LD Acquisition Company 9 LLC and LD Acquisition Company 10 LLC, collectively as Obligors.

4.2

Indenture Supplement, dated as of June 16, 2016, by and among Deutsche Bank Trust Company Americas, as Indenture Trustee, and LMRK Issuer Co. LLC, LD Acquisition Company 8 LLC, LD Acquisition Company 9 LLC and LD Acquisition Company 10 LLC, collectively as Obligors.

10.1

Management Agreement, dated as of June 16, 2016, by and among Landmark Infrastructure Partners GP LLC, as Manager, and LMRK Issuer Co. LLC, LD Acquisition Company 8 LLC, LD Acquisition Company 9 LLC and LD Acquisition Company 10 LLC.

10.2	Guarantee and Security Agreement, dated as of June 16, 2016, by and between LMRK Guarantor Co. LLC and the Deutsche Bank Trust Company Americas.

10.3

Cash Management Agreement, dated as of June 16, 2016, by and among Deutsche Bank Trust Company Americas, as Indenture Trustee and as Securities Intermediary, and LMRK Issuer Co. LLC, LD Acquisition Company 8 LLC, LD Acquisition Company 9 LLC, LD Acquisition Company 10 LLC and Landmark Infrastructure Partners GP LLC.

10.4	Servicing Agreement, dated as of June 16, 2016, by and between Midland Loan Services, a division of PNC Bank, National Association, as Servicer, and Deutsche Bank Trust Company Americas.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Landmark Infrastructure Partners LP

By: Landmark Infrastructure Partners GP LLC, its general partner

Dated: June 22, 2016	By:	/s/ George P. Doyle
		Name:	George P. Doyle
		Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

4.1

Indenture, dated as of June 16, 2016, by and among Deutsche Bank Trust Company Americas, as Indenture Trustee, and LMRK Issuer Co. LLC, LD Acquisition Company 8 LLC, LD Acquisition Company 9 LLC and LD Acquisition Company 10 LLC, collectively as Obligors.

4.2

Indenture Supplement, dated as of June 16, 2016, by and among Deutsche Bank Trust Company Americas, as Indenture Trustee, and LMRK Issuer Co. LLC, LD Acquisition Company 8 LLC, LD Acquisition Company 9 LLC and LD Acquisition Company 10 LLC, collectively as Obligors.

10.1

Management Agreement, dated as of June 16, 2016, by and among Landmark Infrastructure Partners GP LLC, as Manager, and LMRK Issuer Co. LLC, LD Acquisition Company 8 LLC, LD Acquisition Company 9 LLC and LD Acquisition Company 10 LLC.

10.2	Guarantee and Security Agreement, dated as of June 16, 2016, by and between LMRK Guarantor Co. LLC and the Deutsche Bank Trust Company Americas.

10.3

Cash Management Agreement, dated as of June 16, 2016, by and among Deutsche Bank Trust Company Americas, as Indenture Trustee and as Securities Intermediary, and LMRK Issuer Co. LLC, LD Acquisition Company 8 LLC, LD Acquisition Company 9 LLC, LD Acquisition Company 10 LLC and Landmark Infrastructure Partners GP LLC.

10.4	Servicing Agreement, dated as of June 16, 2016, by and between Midland Loan Services, a division of PNC Bank, National Association, as Servicer, and Deutsche Bank Trust Company Americas.